Exhibit 24

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 35,859,199 common shares to be offered by British Telecommunications plc or any of its affiliates, including BT USA Holdings, Inc.; and

WHEREAS, the undersigned is both a director and an officer of the Company, as indicated below his signature:

NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER,
M. B. TART and S. L. PRENDERGAST, and each of them, as attorney for him and in his name, place and stead, and in his capacity as both a director and an officer of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses, including an amended registration statement and amended prospectus with respect to up to 5,378,880 additional common shares, if and when the issuance of such shares is authorized by the Company, to be offered by the Company in conjunction with the offering of the above-described common shares, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of December, 1994.

R. E. Allen
Chairman of the Board
 and Director

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 35,859,199 common shares to be offered by British Telecommunications plc or any of its affiliates, including BT USA Holdings, Inc.; and

WHEREAS, the undersigned is an officer of the Company, as indicated below his signature:

NOW, THEREFORE, the undersigned hereby constitutes and appoints M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses, including an amended registration statement and amended prospectus with respect to up to 5,378,880 additional common shares, if and when the issuance of such shares is authorized by the Company, to be offered by the Company in conjunction with the offering of the above- described common shares, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of December, 1994.

R. W. Miller
Executive Vice President and
 Chief Financial Officer

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 35,859,199 common shares to be offered by British Telecommunications plc or any of its affiliates, including BT USA Holdings, Inc.; and

WHEREAS, the undersigned is an officer of the Company, as indicated below her signature:

NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER and S. L. PRENDERGAST, and each of them, as attorneys for her and in her name, place and stead, and in her capacity as an officer of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses, including an amended registration statement and amended prospectus with respect to up to 5,378,880 additional common shares, if and when the issuance of such shares is authorized by the Company, to be offered by the Company in conjunction with the offering of the above-described common shares, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of December, 1994.

M. B. Tart
Vice President and
 Controller

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 35,859,199 common shares to be offered by British Telecommunications plc or any of its affiliates, including BT USA Holdings, Inc.; and

WHEREAS, the undersigned is a director of the Company:

NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER,
M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses, including an amended registration statement and amended prospectus with respect to up to 5,378,880 additional common shares, if and when the issuance of such shares is authorized by the Company, to be offered by the Company in conjunction with the offering of the above-described common shares, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of December, 1994.

M. Kathryn Eickhoff
Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 35,859,199 common shares to be offered by British Telecommunications plc or any of its affiliates, including BT USA Holdings, Inc.; and

WHEREAS, the undersigned is a director of the Company:

NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER,
M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses, including an amended registration statement and amended prospectus with respect to up to 5,378,880 additional common shares, if and when the issuance of such shares is authorized by the Company, to be offered by the Company in conjunction with the offering of the above-described common shares, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of December, 1994.

Philip M. Hawley
Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 35,859,199 common shares to be offered by British Telecommunications plc or any of its affiliates, including BT USA Holdings, Inc.; and

WHEREAS, the undersigned is a director of the Company:

NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER,
M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses, including an amended registration statement and amended prospectus with respect to up to 5,378,880 additional common shares, if and when the issuance of such shares is authorized by the Company, to be offered by the Company in conjunction with the offering of the above-described common shares, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of December, 1994.

Drew Lewis
Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 35,859,199 common shares to be offered by British Telecommunications plc or any of its affiliates, including BT USA Holdings, Inc.; and

WHEREAS, the undersigned is a director of the Company:

NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER,
M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses, including an amended registration statement and amended prospectus with respect to up to 5,378,880 additional common shares, if and when the issuance of such shares is authorized by the Company, to be offered by the Company in conjunction with the offering of the above-described common shares, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of December, 1994.

Victor A. Pelson
Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 35,859,199 common shares to be offered by British Telecommunications plc or any of its affiliates, including BT USA Holdings, Inc.; and

WHEREAS, the undersigned is a director of the Company:

NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER,
M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses, including an amended registration statement and amended prospectus with respect to up to 5,378,880 additional common shares, if and when the issuance of such shares is authorized by the Company, to be offered by the Company in conjunction with the offering of the above-described common shares, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of December, 1994.

Donald S. Perkins
Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 35,859,199 common shares to be offered by British Telecommunications plc or any of its affiliates, including BT USA Holdings, Inc.; and

WHEREAS, the undersigned is a director of the Company:

NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER,
M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses, including an amended registration statement and amended prospectus with respect to up to 5,378,880 additional common shares, if and when the issuance of such shares is authorized by the Company, to be offered by the Company in conjunction with the offering of the above-described common shares, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of December, 1994.

Henry B. Schacht
Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 35,859,199 common shares to be offered by British Telecommunications plc or any of its affiliates, including BT USA Holdings, Inc.; and

WHEREAS, the undersigned is a director of the Company:

NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER,
M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses, including an amended registration statement and amended prospectus with respect to up to 5,378,880 additional common shares, if and when the issuance of such shares is authorized by the Company, to be offered by the Company in conjunction with the offering of the above-described common shares, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of December, 1994.

Franklin A. Thomas
Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 35,859,199 common shares to be offered by British Telecommunications plc or any of its affiliates, including BT USA Holdings, Inc.; and

WHEREAS, the undersigned is a director of the Company:

NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER,
M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses, including an amended registration statement and amended prospectus with respect to up to 5,378,880 additional common shares, if and when the issuance of such shares is authorized by the Company, to be offered by the Company in conjunction with the offering of the above-described common shares, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of December, 1994.

Joseph D. Williams
Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 35,859,199 common shares to be offered by British Telecommunications plc or any of its affiliates, including BT USA Holdings, Inc.; and

WHEREAS, the undersigned is a director of the Company:

NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER,
M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses, including an amended registration statement and amended prospectus with respect to up to 5,378,880 additional common shares, if and when the issuance of such shares is authorized by the Company, to be offered by the Company in conjunction with the offering of the above-described common shares, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of December, 1994.

Thomas H. Wyman
Director